Exhibit 99.1

News Release NYSE: BPL	Buckeye Partners, L.P. One Greenway Plaza Suite 600 Houston, TX 77046

Contact:	Kevin J. Goodwin Vice President & Treasurer irelations@buckeye.com (800) 422-2825

Buckeye Announces Regulatory Approvals and Planned Closing Date of Pending Acquisition

HOUSTON, October 21, 2019 — Buckeye Partners, L.P. (NYSE: BPL) today announced that all regulatory approvals required to complete the acquisition of Buckeye by entities affiliated with the IFM Global Infrastructure Fund previously announced on May 10, 2019 (the “proposed merger”) have been received. The merger agreement relating to the proposed merger and the transactions contemplated thereby were previously approved by the affirmative vote of the holders of a majority of Buckeye’s outstanding limited partner units on July 31, 2019. The completion of the proposed merger is currently expected to occur prior to market opening on Friday, November 1, 2019, subject to the provisions of the merger agreement, including the satisfaction or waiver of customary closing conditions. As previously announced, upon completion of the proposed merger, Buckeye’s outstanding limited partner unitholders will receive $41.50 per unit. In accordance with the terms of the merger agreement, if the completion of the proposed merger occurs on Friday, November 1, 2019 as currently expected, Buckeye’s general partner would not declare or pay a cash distribution for the quarter ended September 30, 2019.

About Buckeye Partners, L.P.

Buckeye Partners, L.P. (NYSE: BPL) is a publicly traded master limited partnership which owns and operates a diversified global network of integrated assets providing midstream logistic solutions, primarily consisting of the transportation, storage, processing and marketing of liquid petroleum products. Buckeye is one of the largest independent liquid petroleum products pipeline operators in the United States in terms of volumes delivered, with approximately 6,000 miles of pipeline. Buckeye also uses its service expertise to operate and/or maintain third-party pipelines and terminals and perform certain engineering and construction services for its customers. Buckeye’s global terminal network comprises more than 115 liquid petroleum products terminals with aggregate tank capacity of over 118 million barrels across our portfolio of pipelines, inland terminals and marine terminals located primarily in key petroleum logistics hubs in the East Coast, Midwest and Gulf Coast regions of the United States as well as in the Caribbean. Buckeye’s terminal assets facilitate global flows of crude oil and refined petroleum products, offering its customers connectivity between supply areas and market centers through some of the world’s most important bulk liquid storage and blending hubs. Buckeye’s wholly owned flagship marine terminal in The Bahamas, Buckeye Bahamas Hub, is one of the largest marine crude oil and refined petroleum products storage facilities in the world and provides an array of logistics and blending services for the global flow of petroleum products. Buckeye’s Gulf Coast regional hub, Buckeye Texas Partners, offers world-class marine terminalling, storage and processing capabilities. Buckeye is also a wholesale distributor of refined petroleum products in certain areas served by its pipelines and terminals. More information concerning Buckeye can be found at www.buckeye.com.

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This press release includes forward-looking statements that we believe to be reasonable as of today’s date. All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts, are forward-looking statements. Such statements use forward-looking words such as “proposed,” “anticipate,” “project,” “potential,” “could,” “should,” “continue,” “estimate,” “expect,” “may,” “believe,” “will,” “plan,” “seek,” “outlook” and other similar expressions that are intended to identify forward-looking statements, although some forward-looking statements are expressed differently. These statements discuss future expectations and contain projections. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: (i) changes in federal, state, local and foreign laws or regulations to which we are subject, including those governing pipeline tariff rates and those that permit the treatment of us as a partnership for federal income tax purposes; (ii) terrorism and other security risks, including cyber risk, adverse weather conditions, including hurricanes, environmental releases and natural disasters; (iii) changes in the marketplace for our products or services, such as increased competition, changes in product flows, better energy efficiency or general reductions in demand; (iv) adverse regional, national or international economic conditions, adverse capital market conditions, and adverse political developments; (v) shutdowns or interruptions at our pipeline, terminalling, storage and processing assets or at the source points for the products we transport, store or sell; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of our assets; (vii) volatility in the price of liquid petroleum products; (viii) nonpayment or nonperformance by our customers; (ix) our ability to successfully complete our organic growth projects and to realize the anticipated financial benefits; (x) our ability to integrate acquired assets with our existing assets and to realize anticipated cost savings and other efficiencies and benefits; (xi) the risk that the proposed merger with Hercules Intermediate Holdings LLC may not be completed in a timely manner or at all; (xii) the possibility that competing offers or acquisition proposals for Buckeye will be made; (xiii) the possibility that any of the various conditions to the consummation of the merger may not be satisfied or waived; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger dated May 10, 2019, between Hercules Intermediate Holdings LLC, Hercules Merger Sub LLC, Buckeye, Buckeye Pipe Line Services Company and Buckeye GP LLC (the “Merger Agreement”), including in circumstances which would require Buckeye to pay a termination fee or other expenses; (xv) the effect of the pendency of the transactions contemplated by the Merger Agreement on Buckeye’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (xvi) risks related to diverting management’s attention from Buckeye’s ongoing business operations; (xvii) the risk that unitholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs to defend or resolve; (xviii) the possibility that long-term financing for the proposed acquisition may not be available on favorable terms, or at all; and (xix) the cautionary discussion of risks and uncertainties detailed in Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as filed with the SEC on February 15, 2019) and other risk factors identified herein or from time to time in Buckeye’s periodic filings with the SEC. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of Buckeye’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and Buckeye cannot assure you that actual results or developments that it anticipates will be realized or, even if substantially realized, will have the expected consequences to or effect on Buckeye or its business or operations.

The forward-looking statements contained in this press release speak only as of the date hereof. Although the expectations in the forward-looking statements are based on Buckeye’s current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Except as required by federal and state securities laws, Buckeye undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to Buckeye or any person acting on Buckeye’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in Buckeye’s future periodic reports filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur.